Rule 497 (e)

333-124048

JEFFERSON NATIONAL LIFE INSURANCE COMPANY

JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT G

SUPPLEMENT DATED NOVEMBER 10, 2016

TO PROSPECTUS DATED MAY 1, 2016

Appendix A has been updated to include the addition of the following investment options:

Fund Name	Objective
Anchor Tactical Credit Strategies	Total return from income and capital appreciation with a secondary objective of limiting risk during unfavorable market conditions.
Janus Aspen INTECH U.S. Low Volatility	Capital appreciation.

The following investment options are no longer available and have been removed from Appendix A:

Guggenheim VIF Macro Opportunities

Legg Mason BW Absolute Return Opportunities

Permal Alternatives Select

Putnam VT Voyager

PLEASE USE THIS SUPPLEMENT WITH YOUR PROSPECTUS.  READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.

JNL-PROS-S-11-11-2016